SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT

                      PURSUANT TO SECTION 13 OR 15(D) OF
                     THE SECURITIES EXCHANGE ACT OF 1934

              Date of Report (Date of earliest event reported):

                               January 31, 1995

                            TPI ENTERPRISES, INC.
            (Exact name of registrant as specified in its Charter)

               NEW JERSEY             0-7961            22-1899681
            (State or other      (Commission File     (IRS Employer
            jurisdiction of          Number)          Identification No.)
            incorporation)

                            777 South Flagler Drive
                     Phillips Point, East Tower, Suite 909
                            West Palm Beach, Florida              33401
                   (Address of principal executive officers)   (Zip Code)

                                   (407) 835-8888
                (Registrant's telephone number, including area code)


          ITEM 5.   OTHER EVENTS.

                    Amendment to Credit Agreement. On January 31, 1995 TPI Enterprises, Inc. (the "Company") and its wholly owned subsidiary TPI Restaurants, Inc. ("Restaurants") entered into the following agreements: (i) the Second Amended and Restated Credit Agreement (the "Credit Agreement") by and among Restaurants, the banks party thereto (the "Banks"), The Bank of New York as Administrative Agent and NationsBank of North Carolina, N.A., as Collateral Agent (the "Collateral Agent"), (ii) Amendment No. 2 (the "Guaranty Amendment") to the Amended and Restated Guaranty, Security and Subordination Agreement, dated as of June 3, 1993, as amended by Amendment No. 1, dated as of February 18, 1994 made by the Company and Restaurants to the Collateral Agent and
          (iii) the Amended and Restated Security Agreement (the "Security Agreement"), made by Restaurants to the Collateral Agent. Pursuant to these agreements, the parties thereto agreed to reduce the revolving credit loan commitment to Restaurants to $40 million from $50 million and revised certain financial covenants, arrangements regarding collateral and certain other provisions in the Credit Agreement, the Guaranty Amendment and the Security Agreement, each of which are attached hereto as Exhibit 10.1, Exhibit 10.2 and Exhibit 10.3, respectively. The foregoing description is qualified in its entirety by reference to the Credit Agreement, the Guaranty Amendment and the Security Agreement.

                    Retirement of Chairman. Effective January 31, 1995, Stephen R. Cohen retired from his position as Chairman of the Board of the Company. Mr. Cohen continues to be a director and officer of Maxcell Telecom Plus, Inc., a wholly owned subsidiary of the Company.
          The Termination Agreement, Receipt and Release, dated as of January 26, 1995 between the Company and Mr. Cohen is attached as Exhibit 10.4 hereto.

          ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

          (C)  Exhibits

          Exhibit No.


          10.1 The Second Amended and Restated Credit Agreement, dated as of January 31, 1995, by and among the banks party thereto, The Bank of New York, as Administrative Agent, and NationsBank of North Carolina, N.A., as Collateral Agent.

          10.2 Amendment No. 2, dated as of January 31, 1995 to the Amended and Restated Guaranty, Security and Subordination Agreement, dated as of June 3, 1993, as amended by Amendment No. 1, dated as of February 18, 1994 made by the Company and Restaurants to the Collateral Agent.

          10.3 The Amended and Restated Security Agreement, dated as of January 31, 1995, made by Restaurants to the Collateral Agent.

          10.4 Termination Agreement, Receipt and Release, dated January 26, 1995 among the Company, Stephen R. Cohen and, with respect to certain provisions therein, Maxcell Telecom Plus, Inc.


                                 SIGNATURES

             Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        TPI Enterprises, Inc.


                                        By:  /s/ Frederick W. Burford
                                             Frederick W. Burford
                                             Executive Vice President and
                                                Chief Financial Officer

     Date:  February 7, 1995





                                 EXHIBIT INDEX

     Exhibit                                              Sequential
       No.                Description                       Page No.

      10.1                Second Amended and Restated
                          Credit Agreement, dated as of
                          January 31, 1995, by and
                          among Restaurants, the banks
                          party thereto, The Bank of
                          New York, as Administrative
                          Agent, and NationsBank of
                          North Carolina, N.A., as
                          Collateral Agent.

      10.2                Amendment No. 2, dated as of
                          January 31, 1995 to the
                          Amended and Restated
                          Guaranty, Security and
                          Subordination Agreement,
                          dated as of June 3, 1993, as
                          amended by Amendment No. 1,
                          dated as of February 18,
                          1994, made by the Company and
                          Restaurants to the Collateral
                          Agent.

      10.3                The Amended and Restated
                          Security Agreement, dated as
                          of January 31, 1995 made by
                          Restaurants to the Collateral
                          Agent.

      10.4                Termination Agreement,
                          Receipt and Release dated
                          January 26, 1995, among the
                          Company, Stephen R. Cohen
                          and, with respect to certain
                          provisions therein, Maxcell
                          Telecom Plus, Inc.